EXHIBIT 10.21.1

EXECUTIVE OFFICERS PARTY TO AN EXECUTIVE EMPLOYMENT AGREEMENT

Each of the individuals identified below is party to an executive employment agreement with ISTA Pharmaceuticals, Inc. in the form filed as Exhibit 10.21 to ISTA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007:

Marvin J. Garrett

Kathleen McGinley

Kirk McMullin

Thomas A. Mitro

Tim McNamara